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                       Office of the United States Trustee
                                  Exhibit 99.12
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------------------------------------      --------------------------------------
In re:                                    DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.            --------------------------------------
                                          Report Number: 10         Page 1 of 3
                                                        ----
                            Debtor.       For the period FROM:September 1, 2001
                                                              ------------------
                                                           TO:September 30, 2001
------------------------------------                          ------------------
Chapter 11 Case No: LA 00-44134 ES
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1.   Profit and Loss Statement (ACCRUAL BASIS ONLY   ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       See Attached
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)         --------------------
              Net Sales                                                                        --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                      --------------------
         Add: Purchases                                                   --------------------
         Less: Ending Inventory at Cost                                   --------------------
              Cost of Goods Sold                                                               --------------------
                  Gross Profit                                                                                      ----------------
                  Other Operating Revenues (Specify)                                                                ----------------
         Less: Operating Expenses:
         Officer Compensation                                             --------------------
         Salaries and Wages - Other Employees                             --------------------
              Total Salaries and Wages                                                         --------------------
              Employee Benefits and Pensions                                                   --------------------
         Payroll Taxes                                                    --------------------
         Real Estate Taxes                                                --------------------
         Federal and State Income Taxes                                   --------------------
              Total Taxes                                                                      --------------------
         Rent and Lease Exp. (Real Property and Personal Property)        --------------------
         Interest Expense (Mortgage, Loan, etc.)                          --------------------
         Insurance                                                        --------------------
         Automobile Expense                                               --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)             --------------------
         Depreciation and Amortization                                    --------------------
         Repairs and Maintenance                                          --------------------
         Advertising    (In cost of sales)                                --------------------
         Supplies, Office Expenses, Photocopies, etc.                     --------------------
         Bad Debts                                                        --------------------
         Miscellaneous Operating Expenses (Specify)                       --------------------
              Total Operating Expenses                                                         --------------------
                  Net Gain/Loss from Business Operations                                                            ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income                                                                  --------------------
              Other Non-Operating Revenues (Specify)                                           --------------------
              Gross Proceeds on Sale of Assets                            --------------------
              Less: Original Cost of Assets plus Expenses of Sale         --------------------
                  Net Gain/Loss of Sale of Assets                                              --------------------
              Total Non-Operating Income   Sales Tax Refund                                                         ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7                            --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc                                 --------------------
              Total Non-Operating Expenses                                                                          ----------------
     NET INCOME / LOSS FOR PERIOD                                                                                   ----------------

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             DEBTOR IN POSSESSION OPERATING REPORT NO:  10           Page 2 of 3
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2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------
         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:


                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due      Number    Amount


                                                                 NONE
          ----------------------------------------------------------------------


         *Explanation for Non-Payment:  PER STIPULATION WITH VOLVO AN EXTRA
                                        ----------------------------------------
          HALF PAYMENT WAS MADE IN SEPTEMBER.
          ----------------------------------------------------------------------

4.       Tax Liability:
                    Gross Payroll Expense for Period:           $ See attachment
                                                                  --------------
                    Gross Sales for Period Subject to Sales Tax $ 0.00
                                                                  --------------


                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----

  Federal Payroll and Withholding Taxes            See attachment See attachment
                                                   -------------- --------------
  State Payroll and Withholding Taxes              See attachment See attachment
                                                   -------------- --------------
  State Sales and Use Taxes
  Real Property Taxes*****

     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
                                                  ---          ----------
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

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             DEBTOR IN POSSESSION OPERATING REPORT NO:  10           Page 3 of 3
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6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                   Yes     Explain:
               ---                 ---------------------------------------------
               [X] No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                  See attached
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December 2000       $241,105.56       $ 1,500.00           Feb 7, 2001     $ 1,500.00         1127
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $1,269,000        $ 5,000.00           May 3, 2001     $ 5,000.00         1317
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $1,477,068        $ 5,000.00           Oct 8, 2001     $ 5,000.00         1442
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of
                --------------------------------
perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: October 11, 2001
       -----------------

                                                        /s/ Eugene W. Tidgewell
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                            AMERICAN WASTE TRANSPORT
                                 Profit && Loss
                                 September 2001



                                                       Sep 01
                                                     -----------
      Ordinary Income/Expense
              Expense
                  6005-ADMINISTRATIVE EXPENSE          5,465.00
                  6050-BANK CHARGES                       18.00
                                                     -----------
              Total Expense                            5,483.00
                                                     -----------
      Net Ordinary Income                             -5,483.00
      Other Income/Expense
          Other Income
              7000-OTHER INCOME                       96,759.10
                                                     -----------
          Total Other Income                          96,759.10
                                                     -----------
      Net Other Income                                96,759.10
                                                     -----------
Net Income                                            91,276.10
                                                     ===========

                            AMERICAN WASTE TRANSPORT
                                A/P Aging Summary
                            As of September 30, 2001



                                              Current      1 - 30       31 - 60      61 - 90     > 90      TOTAL
                                              ---------   ----------   ----------   ----------   -----   -----------
BENETECH                                          0.00       465.00         0.00         0.00    0.00        465.00
IRELL & MANELLA LLP                               0.00     5,579.43     3,270.34     6,626.13    0.00     15,475.90
STATE COMPENSATION INSURANCE FUND                 0.00         0.00    53,760.48         0.00    0.00     53,760.48
                                              ---------   ----------   ----------   ----------   -----   -----------
TOTAL                                             0.00     6,044.43    57,030.82     6,626.13    0.00     69,701.38
                                              =========   ==========   ==========   ==========   =====   ===========

                            AMERICAN WASTE TRANSPORT
                                A/R Aging Summary
                            As of September 30, 2001



                 Current     1 - 30    31 - 60    61 - 90     > 90       TOTAL
                ----------   -------   -------   ----------   ------   ---------
BFI CENTRAL          0.00      0.00      0.00    25,511.76     0.00    25,511.76
                ----------   -------   -------   ----------   ------   ---------
TOTAL                0.00      0.00      0.00    25,511.76     0.00    25,511.76
                ==========   =======   =======   ==========   ======   =========

                            AMERICAN WASTE TRANSPORT
                              Payroll Taxes Account
                            As of September 30, 2001



                                                            Type     Date      Num       Name         Amount      Balance
                                                            ------   ------   -------   -------      ----------   ---------
2021-ACCRUED STATE PAYROLL TAXES                                                                                     15.72
Total 2021-ACCRUED STATE PAYROLL TAXES                                                                               15.72
                                                                                                     ----------   ---------

              INSURANCE COVERAGE
              ------------------

                             AGENT                  COVERAGE                 EXPIRATION                  PREMIUM
   CARRIER                   NAME                    AMOUNT                    DATE                    PAID TO DATE

State Fund                Andreini & Company         1,000,000                  10/23/01                  9/30/01


Penn America              Mark Novy                  2,000,000                  10/23/01                  9/30/01
Penn America              Mark Novy
Penn America              Mark Novy

Penn America              Mark Novy                  1,000,000                  10/23/01                  9/30/01


Penn America              Mark Novy                  1,000,000                  10/23/01                  9/30/01





Clarendon                 Mark Novy                Comp & Collision               3/5/02                  9/30/01

Penn America              Mark Novy                  1,007,497                                            9/30/01


Penn America              Mark Novy                  5,000,000                  10/23/01                  9/30/01
General Sec.